EXHIBIT 32.1

EXHIBIT 99

Certification Pursuant to Title 18, United States Code, Section 1350, as Adopted Pursuant to Section 906 of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Shade Down Under, Inc. ("SDU") on Form 10-Q for the six-month period ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nathaniel Allen, President and Chief Executive Officer of SDU, and I, Nathaniel Allen, Principal Financial Officer of SDU, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SDU.

Date: December 12, 2008

/s/ Nathaniel Allen

Nathaniel Allen

President and Chief Executive Officer

Date: December 12, 2008

/s/ Nathaniel Allen

Nathaniel Allen

Principal Financial Officer